EXHIBIT 23.2
                              ACCOUNTANTS' CONSENT

We  consent  to  the  use  in  this  amended  Registration   Statement  of  Agri
Environmental Sciences, Inc. on Form SB-2 included herein of our report dated February 2, 1998 (except for Note 2, as to which the date is March 5, 1998).

We also consent to the reference to us under the heading "Experts" in such Registration Statement.

MALONE & BAILEY, PLLC
Houston, Texas

October 16, 1998